BUSINESS ACQUISITION AND GOODWILL	12 Months Ended
Jun. 30, 2022
BUSINESS ACQUISITION AND GOODWILL
BUSINESS ACQUISITION AND GOODWILL

5 – BUSINESS ACQUISITION AND GOODWILL

On March 24, 2022, the Company acquired an additional 17.62% equity interest of Beijing Deran, an investee the Company previously held 33.38% equity interest and accounted for using equity method, for a purchase consideration of $830,324 (RMB5,286,676). Upon the acquisition, Beijing Deran became a consolidated subsidiary of the Company, the equity and income attributable to the minority shareholders is recorded and presented as non-controlling interests.

The total purchase consideration of $830,324 consisted of a cash payment of $568,622, which was paid in full in April 2022, settlement of receivable from the seller in the amount of $124,660, and assumption of liabilities in the amount of $137,042. The assets and liabilities of Beijing Deran were recorded at their respective estimated fair value as of the acquisition date.

As a result of this transaction, the carrying value of the Company’s previously held equity interest was remeasured to fair value, and resulted in a non-recurring, non-cash gain of $203,473 included in gain (loss) from equity method investments, net in the consolidated statements of operations and comprehensive income (loss) for the year ended June 30, 2022.

The following table presents the purchase price allocation of the assets acquired and liabilities assumed and the related deferred income taxes at the acquisition date. The dollar amount presented in the table was based on the exchange rate of RMB1.00 to US$0.157 on March 24, 2022.

	Amount	Amortization
	US$	Years
Current assets	1,146,737
Property and equipment, net	816
Distribution channel	1,020,889	10
Technology	486,886	10
Total identifiable assets acquired	2,655,328

Current liabilities	73,906
Deferred tax liabilities	236,768
Total liabilities assumed	310,674

Net identifiable assets acquired	2,344,654
Total purchase consideration	830,324
Fair value of previously held equity interest	996,954
Fair value of non-controlling interests	1,721,734
Goodwill	1,204,358

Goodwill, which is not tax deductible is related to synergies expected to arise after the acquisition.

The fair values of the non-controlling interest and previously held equity interest were determined using the Discounted Cash Flow (“DCF”) method, the fair value of the distribution channel was determined using the Multi-period Excess Earnings Method, and the fair value of the technology was determined using the Relief from Royalty Method, all of which were under the income approach.

The determination of fair values involves the use of significant judgments and estimates. The judgments used to estimate the fair value assigned to assets acquired and liabilities assumed, the intangible asset life and non-controlling interests, as well as the significant assumptions, can materially impact the Company’s consolidated financial statements. Significant assumptions used for the models included but not limited to the weighted average cost of capital, forecasted operating cash flows, discount rates, attrition rate, and royalty saving rate. The Company utilized the assistance of third-party valuation appraisers to determine the fair values as of the date of acquisition.

Since the acquisition date, Beijing Deran contributed revenues and net loss of $363,248 and $67,901 to the Company from March 25, 2022 to June 30, 2022, respectively. Pro forma results reflecting this transaction were not presented because it is not significant to the Company’s consolidated financial results.